HERITAGE CAPITAL APPRECIATION TRUST
                        HERITAGE GROWTH AND INCOME TRUST
                              HERITAGE SERIES TRUST

           SUPPLEMENT DATED JUNE 11, 2002 TO THE HERITAGE EQUITY FUNDS
            STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 2, 2002

         APPOINTMENT OF NEW TRUSTEE. At its May 31, 2002 meeting, the Board elected Deborah L. Talbot to serve as a member of the Board. As a result, the following information is added on page 41 of the Heritage Equity Funds Statement of Additional Information ("SAI") under the section titled "Management of the Trust - Disinterested Trustees":

Deborah L. Talbot (51)        Trustee since 2002     Consultant/Advisor; Member, Academy of Senior
880 Carillon Parkway                                 Professionals, Eckerd College since 1997; Member,
St. Petersburg, FL  33716                            Dean's Advisory Board of Fogelman School of Business,
                                                     University of Memphis, 1999-2000; Advisory Board
                                                     Member, Center for Global Studies, Penn State
                                                     University, 1996-1999.


         RESIGNATION OF TRUSTEE. In addition, the Board accepted the resignation of Donald W. Burton from the Board at its May 31, 2002 meeting.

         AUDIT COMMITTEE. The first sentence of the first paragraph on page 43 is replaced with the following:

                  The Trust has an Audit Committee, consisting of Messrs. Pappas and Stattin and Ms. Talbot.

         NOMINATING COMMITTEE. The second sentence of the second paragraph on page 44 is replaced with the following:

                  The Trust also has a Nominating Committee, consisting of Messrs. Graham, Pappas, Phillips and Stattin and Ms. Talbot, each of whom is a disinterested member of the Board

         "REGULAR" BROKER-DEALERS. The following paragraph is added after the first paragraph on page 53 under the section titled "Brokerage Practices":

                  For the fiscal year ended October 31, 2001, Value Equity held the securities of Merrill Lynch & Company and of Morgan Stanley Dean Witter & Co. with an aggregate value of $380,277 and $635,960, respectively. For the fiscal year ended October 31, 2001, Growth Equity held the securities of Goldman Sachs and of Lehman Brothers with an aggregate value of $3,728,232 and $4,647,024, respectively.

         CODE OF ETHICS. The fourth paragraph on page 53 is replaced with the following:

                  Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Heritage, Eagle, the Adviser, each subadviser, the Trusts and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the funds to invest in securities that may be owned by the fund, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the SEC.